N / E / W / S R / E / L / E / A / S / E

October 25, 2022

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES THIRD QUARTER 2022 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME)

Third Quarter 2022 Highlights:

•Net income available to common stockholders was $63.3 million and diluted earnings per common share totaled $1.08, compared to $52.8 million and $.98 in the third quarter of 2021, and $38.5 million and $.63 in the second quarter of 2022.
•Completed system integration for the acquisition of Level One Bancorp, Inc. (“Level One”) during the quarter.
•Adjusted net income available to common stockholders1 for the third quarter was $65.6 million and adjusted diluted earnings per common share1 totaled $1.12, compared to $46.6 million and $.87 in the third quarter of 2021, and $60.0 million and $1.01 in the second quarter of 2022.
•Total loans grew $290.6 million, or 10.2% annualized on a linked quarter basis, excluding the forgiveness of $21.7 million in Paycheck Protection Program (“PPP”) loans.
•Total deposits declined $136.0 million, or 3.7% annualized on a linked quarter basis.
•Nonaccrual loans totaled $43.5 million compared to $46.0 million on a linked quarter basis
•Net interest income totaled $140.3 million, an increase of $11.6 million, or 9.0% on a linked quarter basis

Mark Hardwick, Chief Executive Officer, stated, “Despite high inflation and volatility in both the bond and stock markets, our performance continues to be steady and strong. Margins are expanding, loan growth continues, and asset quality metrics remain at historical lows. We believe our balance sheet mix, allowance coverage and capital levels are well positioned for an uncertain economic environment.”

Third Quarter Financial Results

First Merchants Corporation (the “Corporation) has reported third quarter 2022 net income available to common stockholders of $63.3 million compared to $52.8 million during the same period in 2021. Diluted earnings per common share for the period totaled $1.08 per share compared to the third quarter of 2021 result of $.98 per share. Current quarter results included integration costs from the acquisition of Level One and severance expense totaling $4.0 million.

Total assets equaled $17.7 billion as of quarter-end and loans totaled $11.7 billion. Total loans increased $2.6 billion during the past twelve months. The acquisition of Level One contributed $1.6 billion of loans. Excluding acquired loans, the Corporation experienced organic loan growth of $1.2 billion, or 13.8 percent, during the past twelve months. This was offset by the forgiveness of PPP loans of $230.3 million. PPP loans accounted for $11.2 million of the period end loan portfolio balance. Investments decreased $150.7 million, or 3.4 percent, during the last twelve months and now total $4.3 billion.

Total deposits equaled $14.4 billion as of quarter-end and increased by $2.1 billion over the past twelve months. The acquisition of Level One contributed $1.9 billion in deposits resulting in $155.3 million or 1.3% in organic deposit growth. The balance sheet growth mix resulted in an increase in the loan to deposit ratio of 7.6% over the past twelve months with the current quarter ratio ending at 80.9 percent.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $226.7 million as of quarter-end, or 1.94 percent of total loans, an increase of $26.7 million over prior year due to the acquisition of Level One. Net loan recoveries for the quarter totaled $0.4 million. No provision expense was recorded during the quarter or during the last twelve months other than CECL Day 1 expense of $16.8 million due to the acquisition of Level One. Non-performing assets to total assets were 0.28% for the third quarter of 2022, a decrease of seven basis points compared to 0.35% in the third quarter of 2021.

Net-interest income totaling $140.3 million for the quarter, continued to grow with an increase of $11.6 million, or 9 percent, over prior quarter, and an increase of $35.6 million, or 34 percent compared to the third quarter of 2021. Stated net-interest margin on a tax equivalent basis, totaling 3.55 percent, increased by 27 basis points compared to the second quarter of 2022 and 35 basis points compared to the third quarter of 2021. Net-interest margin excluding the impact of fair value accretion and PPP loans totaled 3.47%, an increase of 28 basis points compared to 3.19% for the second quarter of 2022 and an increase of 48 basis points from the third quarter of 2021. During the quarter, the yield on earning assets expanded 53 basis points from higher loan and investment portfolio yields as well as organic loan growth, offset by a 26 basis point increase in funding costs.

Non-interest income, totaling $29.6 million for the quarter, increased $1.3 million or 4.7% compared to the second quarter of 2022. The increase was driven by higher earnings on cash surrender value of life insurance offset by lower customer related fees and other income. Non-interest income increased $1.1 million from the third quarter of 2021 also due to higher earnings on cash surrender value of life insurance offset by lower gains on the sale of securities and other income. The decline in other income was due to a write-down of an equity investment of $1.9 million.

Non-interest expense totaled $96.4 million for the quarter, a decrease of $0.9 million from the second quarter of 2022, and an increase of $25.0 million over the third quarter of 2021. Integration costs and severance expense totaling $4.0 million were incurred during the quarter.

The Corporation’s total risk-based capital ratio equaled 12.84 percent, common equity tier 1 capital ratio equaled 10.40 percent, and the tangible common equity ratio totaled 6.66 percent. These ratios continue to reflect the Corporation’s strong capital position.

1 See “Non-GAAP Financial Information” for reconciliation

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 10:30 a.m. (ET) on Tuesday, October 25, 2022.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register.vevent.com/register/BI33d38f63624949c49527aaa096d2e146)

In order to view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/988gy9uu) during the time of the call. A replay of the webcast will be available until October 25, 2023.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2022	2021
ASSETS
Cash and due from banks	$119,532	$169,261
Interest-bearing deposits	179,593	369,447
Investment securities, net of allowance for credit losses of $245,000 and $245,000	4,294,768	4,445,516
Loans held for sale	25,394	5,990
Loans	11,650,002	9,041,576
Less: Allowance for credit losses - loans	(226,702)	(199,972)
Net loans	11,423,300	8,841,604
Premises and equipment	116,306	104,814
Federal Home Loan Bank stock	38,056	28,736
Interest receivable	71,605	53,079
Goodwill and other intangibles	750,713	572,323
Cash surrender value of life insurance	306,932	291,825
Other real estate owned	6,454	698
Tax asset, deferred and receivable	142,110	39,504
Other assets	244,222	137,928
TOTAL ASSETS	$17,718,985	$15,060,725
LIABILITIES
Deposits:
Noninterest-bearing	$3,356,651	$2,554,323
Interest-bearing	11,078,174	9,794,366
Total Deposits	14,434,825	12,348,689
Borrowings:
Federal funds purchased	185,000	—
Securities sold under repurchase agreements	194,482	183,589
Federal Home Loan Bank advances	643,769	334,149
Subordinated debentures and other borrowings	151,301	118,558
Total Borrowings	1,174,552	636,296
Interest payable	4,971	3,736
Other liabilities	197,971	203,914
Total Liabilities	15,812,319	13,192,635
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	—
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 59,145,414 and 53,510,745 shares	7,393	6,689
Additional paid-in capital	1,226,695	988,659
Retained earnings	961,542	832,728
Accumulated other comprehensive income (loss)	(314,089)	39,889
Total Stockholders' Equity	1,906,666	1,868,090
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,718,985	$15,060,725

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2022	2021	2022	2021
INTEREST INCOME
Loans receivable:
Taxable	$128,504	$85,319	$314,366	$257,426
Tax-exempt	6,500	5,591	18,194	16,475
Investment securities:
Taxable	10,055	7,788	28,937	21,923
Tax-exempt	17,261	14,464	50,348	39,920
Deposits with financial institutions	704	218	1,544	461
Federal Home Loan Bank stock	314	168	635	434
Total Interest Income	163,338	113,548	414,024	336,639
INTEREST EXPENSE
Deposits	16,644	5,707	29,423	17,730
Federal funds purchased	418	—	494	4
Securities sold under repurchase agreements	372	77	595	239
Federal Home Loan Bank advances	3,493	1,389	6,485	4,283
Subordinated debentures and other borrowings	2,105	1,660	5,780	4,976
Total Interest Expense	23,032	8,833	42,777	27,232
NET INTEREST INCOME	140,306	104,715	371,247	309,407
Provision for credit losses - loans	—	—	16,755	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	140,306	104,715	354,492	309,407
NON-INTEREST INCOME
Service charges on deposit accounts	7,165	6,249	21,274	17,109
Fiduciary and wealth management fees	7,221	7,352	22,187	21,284
Card payment fees	4,776	4,156	15,674	12,682
Net gains and fees on sales of loans	2,543	3,955	7,968	16,266
Derivative hedge fees	700	1,028	3,062	2,288
Other customer fees	501	393	1,573	1,129
Earnings on cash surrender value of life insurance	6,655	2,468	9,659	5,009
Net realized gains on sales of available for sale securities	481	1,756	1,137	5,316
Other income (loss)	(425)	1,144	1,257	2,393
Total Non-Interest Income	29,617	28,501	83,791	83,476
NON-INTEREST EXPENSES
Salaries and employee benefits	56,002	43,314	154,562	124,563
Net occupancy	6,738	5,576	19,573	17,682
Equipment	5,997	4,529	17,797	14,407
Marketing	2,401	1,676	4,551	3,922
Outside data processing fees	6,827	4,794	16,071	13,736
Printing and office supplies	472	265	1,198	861
Intangible asset amortization	2,303	1,463	5,972	4,284
FDIC assessments	2,824	1,552	7,940	4,381
Other real estate owned and foreclosure expenses	328	(91)	626	821
Professional and other outside services	4,461	2,767	17,681	8,286
Other expenses	8,025	5,539	20,045	13,834
Total Non-Interest Expenses	96,378	71,384	266,016	206,777
INCOME BEFORE INCOME TAX	73,545	61,832	172,267	186,106
Income tax expense	9,793	9,062	20,938	28,308
NET INCOME	63,752	52,770	151,329	157,798
Preferred stock dividends	469	—	938	—
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$63,283	$52,770	$150,391	$157,798
Per Share Data:
Basic Net Income Available to Common Stockholders	$1.08	$0.98	$2.63	$2.93
Diluted Net Income Available to Common Stockholders	$1.08	$0.98	$2.62	$2.92
Cash Dividends Paid to Common Stockholders	$0.32	$0.29	$0.93	$0.84
Average Diluted Common Shares Outstanding (in thousands)	59,339	53,960	57,468	54,093

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
NET CHARGE-OFFS (RECOVERIES)	$(427)	$(197)	$(751)	$4,731

AVERAGE BALANCES:
Total Assets	$17,770,623	$15,006,087	$17,012,930	$14,672,596
Total Loans	11,488,203	9,089,648	10,647,950	9,202,327
Total Earning Assets	16,508,914	13,741,196	15,744,040	13,419,310
Total Deposits	14,577,532	12,350,336	14,074,696	12,017,335
Total Stockholders' Equity	2,018,156	1,889,037	1,977,299	1,858,680

FINANCIAL RATIOS:
Return on Average Assets	1.43%	1.41%	1.19%	1.43%
Return on Average Stockholders' Equity	12.54	11.17	10.14	11.32
Return on Average Common Stockholders' Equity	12.70	11.17	10.23	11.32
Average Earning Assets to Average Assets	92.90	91.57	92.54	91.46
Allowance for Credit Losses - Loans as % of Total Loans	1.94	2.21	1.94	2.21
Net Charge-offs as % of Average Loans (Annualized)	(0.01)	(0.01)	(0.01)	0.07
Average Stockholders' Equity to Average Assets	11.36	12.59	11.62	12.67
Tax Equivalent Yield on Average Earning Assets	4.11	3.46	3.66	3.49
Interest Expense/Average Earning Assets	0.56	0.26	0.36	0.27
Net Interest Margin (FTE) on Average Earning Assets	3.55	3.20	3.30	3.22
Efficiency Ratio	53.34	51.18	54.95	50.10
Tangible Common Book Value Per Share	$19.26	$24.31	$19.26	$24.31

NON-PERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Non-Accrual Loans	$43,508	$45,970	$42,698	$43,062	$51,502
Renegotiated Loans	195	233	141	329	439
Non-Performing Loans (NPL)	43,703	46,203	42,839	43,391	51,941
Other Real Estate Owned and Repossessions	6,454	6,521	6,271	558	698
Non-Performing Assets (NPA)	50,157	52,724	49,110	43,949	52,639
90+ Days Delinquent	764	592	2,085	963	157
NPAs & 90 Day Delinquent	$50,921	$53,316	$51,195	$44,912	$52,796

Allowance for Credit Losses - Loans	$226,702	$226,275	$195,984	$195,397	$199,972
Quarterly Net Charge-offs (Recoveries)	(427)	263	(587)	4,575	(197)
NPAs / Actual Assets %	0.28%	0.30%	0.32%	0.28%	0.35%
NPAs & 90 Day / Actual Assets %	0.29%	0.30%	0.33%	0.29%	0.35%
NPAs / Actual Loans and OREO %	0.43%	0.46%	0.52%	0.47%	0.58%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.94%	1.98%	2.09%	2.11%	2.21%
Net Charge-offs as % of Average Loans (Annualized)	(0.01)%	0.01%	(0.03)%	0.20%	(0.01)%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
ASSETS
Cash and due from banks	$119,532	$212,559	$148,277	$167,146	$169,261
Interest-bearing deposits	179,593	136,702	395,262	474,154	369,447
Investment securities, net of allowance for credit losses	4,294,768	4,630,030	4,489,263	4,524,353	4,445,516
Loans held for sale	25,394	9,060	3,938	11,187	5,990
Loans	11,650,002	11,397,417	9,356,241	9,241,861	9,041,576
Less: Allowance for credit losses - loans	(226,702)	(226,275)	(195,984)	(195,397)	(199,972)
Net loans	11,423,300	11,171,142	9,160,257	9,046,464	8,841,604
Premises and equipment	116,306	117,757	105,883	105,655	104,814
Federal Home Loan Bank stock	38,056	38,111	26,422	28,736	28,736
Interest receivable	71,605	68,728	56,081	57,187	53,079
Goodwill and other intangibles	750,713	753,649	569,494	570,860	572,323
Cash surrender value of life insurance	306,932	323,013	291,881	291,041	291,825
Other real estate owned	6,454	6,521	6,271	558	698
Tax asset, deferred and receivable	142,110	114,965	73,422	35,641	39,504
Other assets	244,222	198,255	138,807	140,167	137,928
TOTAL ASSETS	$17,718,985	$17,780,492	$15,465,258	$15,453,149	$15,060,725
LIABILITIES
Deposits:
Noninterest-bearing	$3,356,651	$3,435,331	$2,745,235	$2,709,646	$2,554,323
Interest-bearing	11,078,174	11,135,538	10,160,718	10,022,931	9,794,366
Total Deposits	14,434,825	14,570,869	12,905,953	12,732,577	12,348,689
Borrowings:
Federal funds purchased	185,000	100,000	—	—	—
Securities sold under repurchase agreements	194,482	186,468	169,697	181,577	183,589
Federal Home Loan Bank advances	643,769	598,865	308,960	334,055	334,149
Subordinated debentures and other borrowings	151,301	151,299	118,677	118,618	118,558
Total Borrowings	1,174,552	1,036,632	597,334	634,250	636,296
Interest payable	4,971	2,978	3,589	2,762	3,736
Other liabilities	197,971	192,372	150,749	170,989	203,914
Total Liabilities	15,812,319	15,802,851	13,657,625	13,540,578	13,192,635
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	—	—	—
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,393	7,383	6,678	6,676	6,689
Additional paid-in capital	1,226,695	1,226,378	987,404	985,818	988,659
Retained earnings	961,542	917,311	897,818	864,839	832,728
Accumulated other comprehensive income (loss)	(314,089)	(198,556)	(84,392)	55,113	39,889
Total Stockholders' Equity	1,906,666	1,977,641	1,807,633	1,912,571	1,868,090
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$17,718,985	$17,780,492	$15,465,258	$15,453,149	$15,060,725

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
INTEREST INCOME
Loans receivable:
Taxable	$128,504	$106,787	$79,075	$80,583	$85,319
Tax-exempt	6,500	5,990	5,704	5,635	5,591
Investment securities:
Taxable	10,055	10,372	8,510	8,028	7,788
Tax-exempt	17,261	17,212	15,875	15,411	14,464
Deposits with financial institutions	704	610	230	173	218
Federal Home Loan Bank stock	314	175	146	163	168
Total Interest Income	163,338	141,146	109,540	109,993	113,548
INTEREST EXPENSE
Deposits	16,644	8,485	4,294	5,589	5,707
Federal funds purchased	418	76	—	1	—
Securities sold under repurchase agreements	372	134	89	75	77
Federal Home Loan Bank advances	3,493	1,774	1,218	1,389	1,389
Subordinated debentures and other borrowings	2,105	2,016	1,659	1,666	1,660
Total Interest Expense	23,032	12,485	7,260	8,720	8,833
NET INTEREST INCOME	140,306	128,661	102,280	101,273	104,715
Provision for credit losses - loans	—	16,755	—	—	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	140,306	111,906	102,280	101,273	104,715
NON-INTEREST INCOME
Service charges on deposit accounts	7,165	7,690	6,419	6,462	6,249
Fiduciary and wealth management fees	7,221	7,634	7,332	7,078	7,352
Card payment fees	4,776	5,175	5,723	3,937	4,156
Net gains and fees on sales of loans	2,543	3,226	2,199	3,423	3,955
Derivative hedge fees	700	1,444	918	1,562	1,028
Other customer fees	501	662	410	361	393
Earnings on cash surrender value of life insurance	6,655	1,308	1,696	2,051	2,468
Net realized gains on sales of available for sale securities	481	90	566	358	1,756
Other income (loss)	(425)	1,048	634	615	1,144
Total Non-Interest Income	29,617	28,277	25,897	25,847	28,501
NON-INTEREST EXPENSES
Salaries and employee benefits	56,002	56,041	42,519	42,432	43,314
Net occupancy	6,738	6,648	6,187	5,644	5,576
Equipment	5,997	6,720	5,080	4,994	4,529
Marketing	2,401	1,414	736	1,840	1,676
Outside data processing fees	6,827	4,881	4,363	4,581	4,794
Printing and office supplies	472	381	345	356	265
Intangible asset amortization	2,303	2,303	1,366	1,463	1,463
FDIC assessments	2,824	2,924	2,192	1,862	1,552
Other real estate owned and foreclosure expenses	328	(266)	564	171	(91)
Professional and other outside services	4,461	10,267	2,953	3,627	2,767
Other expenses	8,025	6,000	6,020	5,466	5,539
Total Non-Interest Expenses	96,378	97,313	72,325	72,436	71,384
INCOME BEFORE INCOME TAX	73,545	42,870	55,852	54,684	61,832
Income tax expense	9,793	3,879	7,266	6,951	9,062
NET INCOME	63,752	38,991	48,586	47,733	52,770
Preferred stock dividends	469	469	—	—	—
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$63,283	$38,522	$48,586	$47,733	$52,770
Per Share Data:
Basic Net Income Available to Common Stockholders	$1.08	$0.64	$0.91	$0.89	$0.98
Diluted Net Income Available to Common Stockholders	$1.08	$0.63	$0.91	$0.89	$0.98
Cash Dividends Paid to Common Stockholders	$0.32	$0.32	$0.29	$0.29	$0.29
Average Diluted Common Shares Outstanding (in thousands)	59,339	59,308	53,616	53,660	53,960
FINANCIAL RATIOS:
Return on Average Assets	1.43%	0.88%	1.26%	1.25%	1.41%
Return on Average Stockholders' Equity	12.54	7.62	10.28	10.10	11.17
Return on Average Common Stockholders' Equity	12.70	7.72	10.28	10.10	11.17
Average Earning Assets to Average Assets	92.90	92.45	92.23	91.86	91.57
Allowance for Credit Losses - Loans as % of Total Loans	1.94	1.98	2.09	2.11	2.21
Net Charge-offs (Recoveries) as % of Average Loans (Annualized)	(0.01)	0.01	(0.03)	0.20	(0.01)
Average Stockholders' Equity to Average Assets	11.36	11.37	12.23	12.36	12.59
Tax Equivalent Yield on Average Earning Assets	4.11	3.58	3.23	3.29	3.46
Interest Expense/Average Earning Assets	0.56	0.30	0.20	0.25	0.26
Net Interest Margin (FTE) on Average Earning Assets	3.55	3.28	3.03	3.04	3.20
Efficiency Ratio	53.34	58.45	52.79	53.49	51.18
Tangible Common Book Value Per Share	$19.26	$20.45	$23.26	$25.21	$24.31

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Commercial and industrial loans	$3,330,529	$3,297,477	$2,826,660	$2,714,565	$2,573,615
Agricultural land, production and other loans to farmers	221,954	214,904	209,077	246,442	240,686
Real estate loans:
Construction	828,923	745,983	552,975	523,066	521,889
Commercial real estate, non-owner occupied	2,299,272	2,423,185	2,073,197	2,135,459	2,150,387
Commercial real estate, owner occupied	1,268,567	1,264,563	974,521	986,720	952,441
Residential	1,990,668	1,813,297	1,226,695	1,159,127	1,154,373
Home equity	621,619	586,108	512,641	523,754	531,307
Individuals' loans for household and other personal expenditures	173,225	157,264	147,593	146,092	135,093
Public finance and other commercial loans	915,245	894,636	832,882	806,636	781,785
Loans	11,650,002	11,397,417	9,356,241	9,241,861	9,041,576
Allowance for credit losses - loans	(226,702)	(226,275)	(195,984)	(195,397)	(199,972)
NET LOANS	$11,423,300	$11,171,142	$9,160,257	$9,046,464	$8,841,604

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Demand deposits	$8,534,950	$8,785,889	$7,806,033	$7,704,190	$7,317,399
Savings deposits	5,054,490	4,875,880	4,444,417	4,334,802	4,301,483
Certificates and other time deposits of $100,000 or more	443,588	436,942	252,033	273,379	283,396
Other certificates and time deposits	381,365	446,973	380,293	389,752	404,010
Brokered deposits	20,432	25,185	23,177	30,454	42,401
TOTAL DEPOSITS	$14,434,825	$14,570,869	$12,905,953	$12,732,577	$12,348,689

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	September 30, 2022			September 30, 2021
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$190,434	$704	1.48%	$539,377	$218	0.16%
Federal Home Loan Bank stock	38,089	314	3.30	28,736	168	2.34
Investment Securities: (1)
Taxable	2,091,608	10,055	1.92	1,843,026	7,788	1.69
Tax-Exempt (2)	2,700,580	21,849	3.24	2,240,409	18,309	3.27
Total Investment Securities	4,792,188	31,904	2.66	4,083,435	26,097	2.56
Loans held for sale	20,039	266	5.74	17,426	158	3.63
Loans: (3)
Commercial	8,177,895	103,227	5.05	6,745,303	70,442	4.18
Real Estate Mortgage	1,666,173	14,701	3.53	886,469	8,142	3.67
Installment	813,112	10,310	5.07	690,093	6,576	3.81
Tax-Exempt (2)	810,984	8,228	4.06	750,357	7,078	3.77
Total Loans	11,488,203	136,732	4.76	9,089,648	92,396	4.07
Total Earning Assets	16,508,914	169,654	4.11%	13,741,196	118,879	3.46%
Total Non-Earning Assets	1,261,709			1,264,891
Total Assets	$17,770,623			$15,006,087
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$5,184,087	$8,723	0.67%	$4,799,624	$3,606	0.30%
Money market deposits	3,096,423	5,390	0.70	2,459,205	764	0.12
Savings deposits	1,978,596	1,538	0.31	1,788,281	486	0.11
Certificates and other time deposits	857,033	993	0.46	758,565	851	0.45
Total Interest-bearing Deposits	11,116,139	16,644	0.60	9,805,675	5,707	0.23
Borrowings	1,013,893	6,388	2.52	619,768	3,126	2.02
Total Interest-bearing Liabilities	12,130,032	23,032	0.76	10,425,443	8,833	0.34
Noninterest-bearing deposits	3,461,393			2,544,661
Other liabilities	161,042			146,946
Total Liabilities	15,752,467			13,117,050
Stockholders' Equity	2,018,156			1,889,037
Total Liabilities and Stockholders' Equity	$17,770,623	23,032		$15,006,087	8,833
Net Interest Income (FTE)		$146,622			$110,046
Net Interest Spread (FTE) (4)			3.35%			3.12%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.11%			3.46%
Interest Expense / Average Earning Assets			0.56%			0.26%
Net Interest Margin (FTE) (5)			3.55%			3.20%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2022 and 2021. These totals equal $6,316 and $5,331 for the three months ended September 30, 2022 and 2021, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Nine Months Ended
	September 30, 2022			September 30, 2021
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$333,818	$1,544	0.62%	$509,153	$461	0.12%
Federal Home Loan Bank stock	34,742	635	2.44	28,736	434	2.01
Investment Securities: (1)
Taxable	2,079,983	28,937	1.85	1,689,697	21,923	1.73
Tax-Exempt (2)	2,647,547	63,732	3.21	1,989,397	50,532	3.39
Total Investment Securities	4,727,530	92,669	2.61	3,679,094	72,455	2.63
Loans held for sale	19,020	622	4.36	19,360	551	3.79
Loans: (3)
Commercial	7,731,591	253,770	4.38	6,857,968	210,502	4.09
Real Estate Mortgage	1,350,969	35,199	3.47	924,652	26,917	3.88
Installment	765,960	24,775	4.31	674,696	19,456	3.84
Tax-Exempt (2)	780,410	23,030	3.93	725,651	20,854	3.83
Total Loans	10,647,950	337,396	4.22	9,202,327	278,280	4.03
Total Earning Assets	15,744,040	432,244	3.66%	13,419,310	351,630	3.49%
Total Non-Earning Assets	1,268,890			1,253,286
Total Assets	$17,012,930			$14,672,596
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$5,195,249	$15,699	0.40%	$4,721,267	$10,875	0.31%
Money market deposits	2,880,603	8,392	0.39	2,295,589	2,395	0.14
Savings deposits	1,937,761	2,895	0.20	1,730,149	1,424	0.11
Certificates and other time deposits	828,158	2,437	0.39	809,721	3,036	0.50
Total Interest-bearing Deposits	10,841,771	29,423	0.36	9,556,726	17,730	0.25
Borrowings	817,894	13,354	2.18	646,326	9,502	1.96
Total Interest-bearing Liabilities	11,659,665	42,777	0.49	10,203,052	27,232	0.36
Noninterest-bearing deposits	3,232,925			2,460,609
Other liabilities	143,041			150,255
Total Liabilities	15,035,631			12,813,916
Stockholders' Equity	1,977,299			1,858,680
Total Liabilities and Stockholders' Equity	$17,012,930	42,777		$14,672,596	27,232
Net Interest Income (FTE)		$389,467			$324,398
Net Interest Spread (FTE) (4)			3.17%			3.13%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.66%			3.49%
Interest Expense / Average Earning Assets			0.36%			0.27%
Net Interest Margin (FTE) (5)			3.30%			3.22%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2022 and 2021. These totals equal $18,220 and $14,991 for the nine months ended September 30, 2022 and 2021, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") AND ACQUISITION-RELATED EXPENSES - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Net Income Available to Common Stockholders - GAAP	$63,283	$38,522	$48,586	$47,733	$52,770	$150,391	$157,798
Adjustments:
PPP loan income	(323)	(891)	(1,884)	(3,721)	(8,211)	(3,098)	(27,179)
Acquisition-related expenses	3,417	12,549	152	—	—	16,118	—
Acquisition-related provision expense	—	16,755	—	—	—	16,755	—
Tax on adjustment	(759)	(6,967)	425	912	2,013	(7,301)	6,664
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$65,618	$59,968	$47,279	$44,924	$46,572	$172,865	$137,283

Average Diluted Common Shares Outstanding (in thousands)	59,339	59,308	53,616	53,660	53,960	57,468	54,093

Diluted Earnings Per Common Share - GAAP	$1.08	$0.63	$0.91	$0.89	$0.98	$2.62	$2.92
Adjustments:
PPP loan income	—	(0.01)	(0.04)	(0.07)	(0.15)	(0.05)	(0.50)
Acquisition-related expenses	0.05	0.22	—	—	—	0.27	—
Acquisition-related provision expense	—	0.30	—	—	—	0.30	—
Tax on adjustment	(0.01)	-0.13	0.01	0.02	0.04	(0.13)	0.12
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$1.12	$1.01	$0.88	$0.84	$0.87	$3.01	$2.54